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                                                                   EXHIBIT 10.13

                           COHESION TECHNOLOGIES, INC.

                        1998 DIRECTORS' STOCK OPTION PLAN


        1. PURPOSES OF THE PLAN. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

               All options granted hereunder shall be nonstatutory stock options.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "Collagen" shall mean Collagen Corporation, a Delaware corporation.

               (d) "Common Stock" shall mean the Common Stock of the Company.

               (e) "Company" shall mean Cohesion Technologies, Inc., a Delaware corporation.

               (f) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

               (g) "Director" shall mean a member of the Board and in the limited case of Vested Restructuring Options granted pursuant to Section 4(b)(ii) of the Plan, a member of the Board of Directors of Collagen Aesthetics, Inc., or its predecessor corporation, Collagen Corporation ("Collagen").

               (h) "Distribution Date" shall mean the date on which Collagen distributes on a pro rata basis to holders of Collagen Common Stock all of the outstanding shares of the Company owned by Collagen (the "Distribution") on such date.

               (i) "Employee" shall mean any person, including any officer or director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

               (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (k) "Option" shall mean a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the
Code).


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               (l) "Optioned Stock" shall mean the Common Stock subject to an
Option.

               (m) "Optionee" shall mean an Outside Director who receives an Option.

               (n) "Outside Director" shall mean a Director who is not an Employee.

               (o) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (p) "Plan" shall mean this 1998 Directors' Stock Option Plan.

               (q) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

               (r) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 268,000 Shares ("Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

        4. ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

               (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

               (b) PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                      (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                      (ii) On the Distribution Date, each Outside Director shall be automatically granted an Option (a "Vested Restructuring Option") to purchase the number of shares equal to the number of shares granted to the director under the Collagen Corporation 1990 Directors' Stock Option Plan (the "Collagen Plan") that are vested but not exercised as of such date (the "Vested Collagen Option").


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                      (iii) On the Distribution Date, each Outside Director
shall be automatically granted an Option (an "Unvested Restructuring Option") to purchase the number of shares equal to the number of shares granted to the director under the Collagen Plan that have not vested as of such date (the "Unvested Collagen Option").

                      (iv) Each Outside Director who first becomes an Outside Director after the effective date of the Plan shall be automatically granted an Option to purchase 10,000 Shares (the "Initial Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy.

                      (v) Each Outside Director shall be automatically granted an Option to purchase 5,000 Shares (an "Annual Option") on July 1 of each calendar year, provided that, as of such date, he or she shall have served on the Board for at least six (6) months. For purposes of the Annual Option, service as a director of Collagen shall be equivalent to providing service as a director of the Company.

                      (vi) Notwithstanding the provisions of subsections (ii),
(iii), (iv) and (v) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                      (vii) Notwithstanding the provisions of subsections (ii),
(iii), (iv) and (v) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

                      (viii) The terms of each Vested Restructuring Option granted hereunder shall be as follows:

                           (1) the Vested Restructuring Option shall be
exercisable only while the Outside Director remains a Director of the Company or of Collagen, except as set forth in Section 9 hereof or in the provisions of the Collagen Plan, as applicable;

                           (2) the Exercise Price per share shall be determined
using a formula to preserve the spread between the exercise price of the Vested Collagen Option and the fair market value of the Common Stock of Collagen prior to the Distribution; and

                           (3) the Vested Restructuring Option shall be
exercisable in accordance with the terms under which the Vested Collagen Option was granted, provided, however, that in the case of a Vested Restructuring Option granted to an Outside Director of the


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Company, service as a Director of the Company shall be equivalent to providing service as a Director of Collagen.

                      (ix) The terms of each Unvested Restructuring Option granted hereunder shall be as follows:

                           (1) the Unvested Restructuring Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof;

                           (2) the Exercise Price per share shall be determined
using a formula to preserve the portion of the spread between the exercise price of the Unvested Collagen Option and the fair market value of the Common Stock of Collagen prior to the Distribution that is attributable to the Company; and

                           (3) the Unvested Restructuring Option shall be
exercisable in accordance with the terms under which the Unvested Collagen Option was granted, with service as a Director of the Company being the equivalent of service as a Director of Collagen.

                      (x) The terms of each Initial Option granted hereunder shall be as follows:

                           (1) the Initial Option shall be exercisable only
while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof;

                           (2) the exercise price per Share shall be 100% of the
fair market value per Share on the date of grant of the Initial Option, determined in accordance with Section 8 hereof; and

                           (3) the Initial Option shall become exercisable in
installments cumulatively as to 25% of the Shares subject to the Initial Option on each of the first, second, third and fourth anniversaries of the date of grant of the Option.

                      (xi) The terms of each Annual Option granted hereunder shall be as follows:

                           (1) the Annual Option shall be exercisable only while
the Outside Director remains a Director of the Company, except as set forth in
Section 9 hereof;

                           (2) the exercise price per Share shall be 100% of the
fair market value per Share on the date of grant of the Annual Option, determined in accordance with Section 8 hereof; and

                           (3) the Annual Option shall become exercisable as to
one hundred percent (100%) of the Shares subject to the Annual Option on the first anniversary of the date of grant of the Annual Option.


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               (c) POWERS OF THE BOARD. Subject to the provisions and
restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

               (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

               (e) SUSPENSION OR TERMINATION OF OPTION. If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the Chief Executive Officer may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

        5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

               The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

        6. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective on the Distribution Date. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.


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        7. TERM OF OPTIONS. The term of each Option shall be ten (10) years from the date of grant thereof.

        8. EXERCISE PRICE AND CONSIDERATION.

               (a) EXERCISE PRICE. Except as otherwise provided in Sections 4(b)(viii)(2) and 4(b)(ix)(2) hereof, the per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

               (b) FAIR MARKET VALUE. The fair market value shall be determined by the Board; provided, however, that in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal, or where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System).

               (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) promissory note; (iv) other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale of loan proceeds required to pay the exercise price,
(vi) any combination of such methods of payment, (viii) or any other consideration or method of payment as shall be permitted under applicable corporate law.

        9. EXERCISE OF OPTION.

               (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable prior to stockholder approval of the Plan in accordance with Section 17 hereof has been obtained.

                      An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or


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any other rights as a stockholder shall exist with respect to the Optioned
Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) TERMINATION OF STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

               (c) DISABILITY OF OPTIONEE. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

               (d) DEATH OF OPTIONEE. In the event of the death of an Optionee during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

        10. NONTRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.


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        11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

               (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) CORPORATE TRANSACTIONS. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

        12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

        13. AMENDMENT AND TERMINATION OF THE PLAN.

               (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.


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               (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        17. STOCKHOLDER APPROVAL. The effectiveness of the Plan shall be subject to approval by the stockholders of the Company. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such stockholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Options may be granted, but not exercised, before such stockholder approval.



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